SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement is dated February 12, 1997 and amends that certain Employment Agreement dated January 23, 1990 between Victor Markowicz ("Executive") and GTECH Holdings Corporation ("Holdings"), as amended by that certain Amendment to Employment Agreement dated July 21, 1992. Terms not defined herein shall have the same meaning as set forth in the Employment Agreement.

WHEREAS, Holdings and the Executive desire to amend the Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

1. Section 3(b) is hereby amended by adding the following paragraph at the end thereof:

  Further, if at any time during the three year period a Change of Control (excluding subsection (i) of such definition) occurs, then the Executive may, within thirty days of such an event, require Holdings to pay him the present value of the remaining compensation to which he is entitled under this Section 3(b), using a discount rate equal to the Prime Rate as published in the Wall Street Journal on the day the Change of Control occurs or the next succeeding Business Day (as such term is used in the Management Equity Agreement).

2. Except as explicitly amended hereby, all terms and provisions of the Agreement are hereby ratified and confirmed, and remain in full force and effect.

IN WITNESS WHEREOF, Holdings has caused this Agreement to be executed by its duly authorized officer, and the Executive has signed this Agreement, all as of the day and year first written above.

Attest:                    GTECH Holdings Corporation


by s/Thomas J. Sauser      by s/William Y. O'Connor
   ______________________     __________________________
   Sr. Vice President         President

   s/Thomas J. Sauser         s/Victor Markowicz
   ______________________     __________________________
   Witness                    Victor Markowicz